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                                                                       Exhibit F

                             JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the common stock of Kmart Holding Corporation and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing.

The undersigned further agrees that each party hereto is responsible for timely filing of such statement on Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein, provided that no party is responsible for the completeness and accuracy of the information concerning the other party, unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

In evidence thereof the undersigned, being duly authorized, hereby execute this Agreement this 19th day of November, 2004.

                               ESL INVESTMENTS, INC.


                               By: /s/ William C. Crowley
                                   ----------------------
                                   Name:  William C. Crowley
                                   Title:  President and COO

                               EDWARD S. LAMPERT

                               /s/ Edward S. Lampert
                               ---------------------
                                   Edward S. Lampert


                               ESL PARTNERS, L.P.

                               By: RBS Partners, L.P., as its general partner

                               By: ESL Investments, Inc., as its general partner


                               By: /s/ William C. Crowley
                                   ----------------------
                                   Name:  William C. Crowley
                                   Title:  President and COO


                               RBS PARTNERS, L.P.

                               By: ESL Investments, Inc., as its general partner


                               By: /s/ William C. Crowley
                                   ----------------------
                                   Name:  William C. Crowley
                                   Title:  President
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                               RBS INVESTMENT MANAGEMENT, L.L.C.


                               By: /s/ William C. Crowley
                                   ----------------------
                                   Name: William C. Crowley
                                   Title: Member


                               ESL INVESTORS, L.L.C.

                               By: RBS Partners, L.P., as its manager

                               By: ESL Investments, Inc., as its general partner


                               By: /s/ William C. Crowley
                                   ----------------------
                                   Name: William C. Crowley
                                   Title: President and COO


                               ESL INSTITUTIONAL PARTNERS, L.P.

                               By: RBS Investment Management, L.L.C., as its
                                    general partner

                               By: ESL Investments, Inc., as its manager


                               By: /s/ William C. Crowley
                                   ----------------------
                                   Name: William C. Crowley
                                   Title: President and COO


                               CRK PARTNERS, L.L.C.

                               By: ESL Investments, Inc., its sole member


                               By: /s/ William C. Crowley
                                   ----------------------
                                   Name: William C. Crowley
                                   Title: President and COO


                               CRK PARTNERS II, L.P.

                               By: CRK Partners, L.L.C., as its general partner

                               By: ESL Investments, Inc., its sole member


                               By: /s/ William C. Crowley
                                   ----------------------
                                   Name: William C. Crowley
                                   Title: President and COO